Exhibit 99.2 to Report on Form 8-K Filed by Tiffany & Co. ("Registrant")
                                                           on September 11, 2002


                      STATEMENT OF CHIEF FINANCIAL OFFICER

I, James N. Fernandez, certify, to the best of my knowledge and belief, that the Quarterly Report on Form 10-Q for the quarter ended July 31, 2002 filed by Tiffany & Co. with the Securities and Exchange Commission on September 11, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Tiffany & Co.




Signed:/s/ James N. Fernandez
       _________________________
       James N. Fernandez
       Executive Vice President, Chief Financial Officer
       Tiffany & Co.
       Dated:  September 11, 2002